                                                                    EXHIBIT 99.1

                                                        MONTHLY OPERATING REPORT

CASE NAME: PARK PHARMACY CORPORATION                             ACCRUAL BASIS
CASE NUMBER: 02-80896-SAF-11                              02/13/95, RWD, 2/96
JUDGE: FELSENTAL


                         UNITED STATES BANKRUPTCY COURT

               NORTHERN _______________DISTRICT OF __________TEXAS

                           6 _______________ DIVISION

                            MONTHLY OPERATING REPORT

              MONTH ENDING: ___September 30____________ , 2003_____



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.



RESPONSIBLE  PARTY:

/s/ CRAIG MACKEY                                        PRESIDENT
---------------------------------------               --------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                        TITLE

  CRAIG MACKEY                                        20-OCT-03
---------------------------------------               --------------------------
PRINTED NAME OF RESPONSIBLE PARTY                              DATE



PREPARER:

/s/ JAMES MORRISON                                     CONTROLLER
---------------------------------------               --------------------------
ORIGINAL SIGNATURE OF PREPARER                                 TITLE

 JAMES MORRISON                                       20-OCT-03
---------------------------------------               --------------------------
PRINTED NAME OF PREPARER                                       DATE

                                                       MONTHLY OPERATING REPORT

CASE  NAME:  PARK PHARMACY CORPORATION                          ACCRUAL BASIS-1

CASE  NUMBER:  02-80896-SAF-11                              02/13/95, RWD, 2/96



COMPARATIVE  BALANCE  SHEET

                                                                 SCHEDULE        MONTH             MONTH              MONTH
ASSETS                                                            AMOUNT         JUL-03            AUG-03             SEP-03
------                                                           --------      -----------       -----------       -----------
 1.     UNRESTRICTED CASH                                                      $   522,784       $   559,718       $   626,409
 2.     RESTRICTED CASH                                                        $         0
 3.     TOTAL CASH                                                   $  0      $   522,784       $   559,718       $   626,409
 4.     ACCOUNTS RECEIVABLE (NET)
 5.     INVENTORY
 6.     NOTES RECEIVABLE
 7.     PREPAID EXPENSES                                                       $   369,603       $   363,720       $   285,764
 8.     OTHER (ATTACH LIST)                                                    $         0       $       (81)
 9.     TOTAL CURRENT ASSETS                                         $  0      $   892,387       $   923,357       $   912,173
10.     PROPERTY, PLANT & EQUIPMENT                                            $   218,633       $   218,633       $   218,633
11.     LESS: ACCUMULATED
        DEPRECIATION / DEPLETION                                               $   121,315       $   124,925       $   128,512
12.     NET PROPERTY, PLANT &
        EQUIPMENT                                                    $  0      $    97,318       $    93,708       $    90,121
13.     DUE FROM INSIDERS
14.     OTHER ASSETS - NET OF
        AMORTIZATION (ATTACH LIST)                                             $         0       $         0
15.     OTHER (ATTACH LIST)                                                    $     4,201       $     4,201       $     4,201
16.     TOTAL ASSETS                                                 $  0      $   993,906       $ 1,021,266       $ 1,006,495

POSTPETITION LIABILITIES

17.     ACCOUNTS PAYABLE                                                       $    75,348       $    82,735       $    67,759
18.     TAXES PAYABLE
19.     NOTES PAYABLE
20.     PROFESSIONAL FEES
21.     SECURED DEBT
22.     OTHER (ATTACH LIST)                                                    $   292,319       $   367,655       $   426,520
23.     TOTAL POSTPETITION
        LIABILITIES                                                            $   367,667       $   450,390       $   494,279

PREPETITION LIABILITIES

24.     SECURED DEBT                                                           $ 5,418,637       $ 5,367,580       $ 5,316,515
25.     PRIORITY DEBT
26.     UNSECURED DEBT
27.     OTHER (ATTACH LIST)                                                    $ 2,147,842       $ 2,122,403       $ 2,141,132
28.     TOTAL PREPETITION LIABILITIES                                $  0      $ 7,566,479       $ 7,489,983       $ 7,457,647
29.     TOTAL LIABILITIES                                            $  0      $ 7,934,146       $ 7,940,373       $ 7,951,926

EQUITY

30.     PREPETITION OWNERS' EQUITY                                             $ 2,638,158       $ 2,638,158       $ 2,638,158
31.     POSTPETITION CUMULATIVE
        PROFIT OR (LOSS)                                                       $(9,581,219)      $(9,560,439)      $(9,587,116)
32.     DIRECT CHARGES TO EQUITY
        (ATTACH EXPLANATION)                                                   $     2,821       $     3,174       $     3,527
33.     TOTAL EQUITY                                                 $  0      $(6,940,240)      $(6,919,107)      $(6,945,431)
34.     TOTAL LIABILITIES &
        OWNERS' EQUITY                                               $  0      $   993,906       $ 1,021,266       $ 1,006,495
                                                                                        --                --                --

PARK PHARMACY CORPORATION

                                                                                                FOR YEAR-PERIOD [2004 - 03]
                                                  TRIAL               TRIAL
                                              BALANCE AS OF       BALANCE AS OF                                           REPORT
ACCOUNT       DESCRIPTION                        08/31/03           09/30/03        ADJUSTMENTS   ADJUSTED TRIAL           LINE
                                              -------------       -------------     -----------   --------------       ------------
MOR-1   COMPARATIVE BALANCE SHEET
          (DETAIL LISTING)
              ASSETS
----------------------------------------
1030      ZBA - Bank of Texas                   (366,297.74)       (166,702.20)                     (166,702.20)             Ln 01
1065      Bank One- Clearing Account             331,653.92         434,661.82                       434,661.82              Ln 01
1070      BankOne-Health & Welfare Claims        198,525.81         160,589.13                       160,589.13              Ln 01
1080      Bank One - Section 125                   5,938.96           7,691.20                         7,691.20              Ln 01
1105      Bank of Texas                          389,897.18         190,169.43                       190,169.43              Ln 01
       1. UNRESTRICTED CASH                                                                          626,409.38              LN 01


       2. RESTRICTED CASH                                                                                  0.00              LN 02
                                                                                                   ------------              -----
       3. TOTAL CASH                                                                                 626,409.38              LN 03

       4. ACCOUNTS RECEIVABLE (NET)
       5. INVENTORY
       6. NOTES RECEIVABLE
1400      Prepaid Insurance                      242,139.81         209,147.96                       209,147.96              Ln 07
1416      Prepaid Inventory-Cardinal              15,000.00          15,000.00                        15,000.00              Ln 07
1420      Prepaid expenses                       106,579.66          61,615.91                        61,615.91              Ln 07
                                                                                                   ------------              -----
       7. PREPAID EXPENSES                                                                           285,763.87              LN 07

1275      Other Receivables                          (80.80)              0.00                             0.00              Ln 08
                                                                                                   ------------              -----
       8. OTHER (ATTACH LIST)                                                                              0.00              LN 08
                                                                                                   ------------              -----
       9. TOTAL CURRENT ASSETS                                                                       912,173.25              LN 09
                                                                                                   ------------              -----
1520      Leasehold Improvements                   3,794.64           3,794.64                         3,794.64              Ln 10
1530      Fixtures & Equipment                    52,277.78          52,277.78                        52,277.78              Ln 10
1540      Computer Equipment                     100,314.53         100,314.53                       100,314.53              Ln 10
1541      Computer Software                       16,924.94          16,924.94                        16,924.94              Ln 10
1550      Vehicles                                45,321.17          45,321.17                        45,321.17              Ln 10
                                                                                                   ------------              -----
      10. PROPERTY, PLAN & EQUIPMENT                                                                 218,633.06              LN 10

1620      Accum Depr - Leasehold Impts              (359.85)           (372.05)                         (372.05)             Ln 11
1630      Accum Depr - Fixtures & Equip          (19,415.56)        (20,055.12)                      (20,055.12)             Ln 11
1640      Accum Depr - Computer Equip            (68,325.34)        (70,231.58)                      (70,231.58)             Ln 11
1641      Accum Depr - Computer Software         (14,919.28)        (15,192.92)                      (15,192.92)             Ln 11
1650      Accum Depr - Vehicles                  (21,905.19)        (22,660.54)                      (22,660.54)             Ln 11
                                                                                                   ------------              -----
      11. LESS: ACCUMULATED DEPRECIATION
           / DEPLETION                                                                              (128,512.21)             LN 11
                                                                                                   ------------              -----
      12. NET PROPERTY, PLANT & EQUIPMENT                                                             90,120.85              LN 12
                                                                                                   ------------              -----
      13. DUE FROM INSIDERS
      14. OTHER ASSETS - NET OF AMORTIZATION
          (ATTACH LIST)                                                                                    0.00              LN 14
                                                                                                   ------------              -----

1450      Deposits                                 4,201.17           4,201.17                         4,201.17              Ln 15
                                                                                                   ------------              -----
          15. OTHER (ATTACH LIST)                                                                      4,201.17              LN 15

                                                                                                   ------------              -----
          16. TOTAL ASSETS                                                                         1,006,495.27              LN 16
                                                                                                   ============              =====

PARK PHARMACY CORPORATION

                                                                                        FOR YEAR-PERIOD [2004 - 03]
                                                      TRIAL              TRIAL
                                                  BALANCE AS OF       BALANCE AS OF                                          REPORT
ACCOUNT      DESCRIPTION                             08/31/03           09/30/03        ADJUSTMENTS        ADJUSTED TRIAL     LINE
                                                  -------------       -------------     -----------        --------------   --------

 MOR-1  COMPARATIVE  BALANCE  SHEET
         (DETAIL LISTING)
             POSTPETITION LIABILITIES
        -------------------------------
          PostPetition Accounts Payable
            (Park Only)                                                                    (67,758.65)         (67,758.65)    Ln 17
                                                                                                            -------------     -----
        17. ACCOUNTS  PAYABLE                                                                                  (67,758.65)    LN 17

*2100       Accrued Payroll                         (147,740.65)        (179,200.25)         5,000.00         (174,200.25)    Ln 22
 2110       Accrued Property Taxes                    (1,245.49)          (1,395.49)                            (1,395.49)    Ln 22
 2125       Accrued Insurance Liability              (60,120.41)         (30,103.98)                           (30,103.98)    Ln 22
 2130       Accrued Vacation                         (21,100.00)         (21,100.00)        20,500.00             (600.00)    Ln 22
 2155       Accrued Directors Fees                   (10,000.00)         (11,250.00)                           (11,250.00)    Ln 22
 2160       Accrued Accounting Fees                  (89,199.00)         (99,199.00)        14,730.25          (84,468.75)    Ln 22
*2165       Accrued Legal                            (16,370.00)         (34,870.00)         9,370.00          (25,500.00)    Ln 22
 2170       Accrued Interest                        (239,069.07)        (269,069.07)       179,069.07          (90,000.00)    Ln 22
 2310       Health Insurance Payable                (134,540.09)        (137,397.12)       134,540.09           (2,857.03)    Ln 22
 2320       401K Plan Payable                         (4,531.10)             (20.22)                               (20.22)    Ln 22
 2335       Dental/Extra Life Clearing               (22,593.62)         (20,000.00)        20,000.00                0.00     Ln 22
 2340       Section 125 Clearing                      (3,647.52)          (5,451.06)                            (5,451.06)    Ln 22
 2345       Op Cancer, Acc. & Disability                (426.26)            (446.07)                              (446.07)    Ln 22
 2350       Eye Insurance Clearing                    (2,280.80)          (2,228.21)         2,000.00             (228.21)    Ln 22
                                                                                                            -------------     -----
        22. OTHER  (ATTACH  LIST)                                                                             (426,521.06)    LN 22
                                                                                                            -------------     -----
        23. TOTAL  POSTPETITION LIABILITIES                                                                   (494,279.71)    LN 23
                                                                                                            -------------     -----
               PREPETITION LIABILITIES
        -----------------------------------
 2401       S-T Notes Pay - BOT Revl #5           (2,595,322.92)      (2,595,322.92)                        (2,595,322.92)    Ln 24
 2430       Cur Portion L/T Debt - Lexus              (8,559.73)          (7,494.83)                            (7,494.83)    Ln 24
 2440       Current Portion of L/T Debt -         (2,763,697.39)      (2,713,697.39)                        (2,713,697.39)    Ln 24
                                                                                                            -------------     -----
        24. SECURED  DEBT                                                                                   (5,316,515.14)    LN 24

        25. PRIORITY  DEBT
        26. UNSECURED  DEBT
            PrePetition Accounts Payable
                   (Park Only)                                                            (136,159.92)        (136,159.92)    Ln 27
 2010       Accounts Payable                      (6,003,302.17)      (6,035,871.35)       203,918.57       (5,831,952.78)    Ln 27
 1251-08-00 Due To/From Medicine Man               3,170,547.15        3,268,282.76                          3,268,282.76     Ln 27
 1254       Due To/From Dougherty's               (1,257,380.65)      (1,281,230.49)                        (1,281,230.49)    Ln 27
 1256       Due To/From Park Infusion              2,389,420.19        2,333,801.07                          2,333,801.07     Ln 27
 1257       Due To/From Park LP Holdings              17,380.00           17,380.00                             17,380.00     Ln 27
 1258       Due To/From Park Operating GP             (2,567.56)          (2,567.56)                            (2,567.56)    Ln 27
 2140       Accrued Bonus                            (28,525.50)         (28,525.50)                           (28,525.50)    Ln 27
 2610       Deferred gain on Sale of Tampa          (105,500.00)         (94,950.00)                           (94,950.00)    Ln 27
*           Accrued Payroll Transferred from THC                                            (5,000.00)          (5,000.00)    Ln 27
*           Accrued Legal Transferred from THC                                              (9,370.00)          (9,370.00)    Ln 27
            Accrued Vacation                                                               (20,500.00)         (20,500.00)    Ln 27
            Accrued Accounting Fees                                                        (14,730.25)         (14,730.25)    Ln 27
            Accrued Interest                                                              (179,069.07)        (179,069.07)    Ln 27
            Health Insurance Payable                                                      (134,540.09)        (134,540.09)    Ln 27
            Dental/Extra Life Clearing                                                     (20,000.00)         (20,000.00)    Ln 27
            Eye Insurance Clearing                                                          (2,000.00)          (2,000.00)    Ln 27
                                                                                                            -------------     -----
        27. OTHER (ATTACH LIST)                                                                             (2,141,131.83)    LN 27
                                                                                                            -------------     -----
        28. TOTAL  PREPETITION  LIABILITIES                                                                 (7,457,646.97)    LN 28
                                                                                                            -------------     -----
        29. TOTAL LIABILITIES                                                                               (7,951,926.68)    LN 29
                                                                                                            -------------     -----
                         EQUITY
        ---------------------------------------
        30. PREPETITION  OWNERS'  EQUITY                                                (2,638,158.08)      (2,638,158.08)    LN 30
            Income (Loss) December 2, 2002 thru
              June 30, 2003                                                              9,622,085.49        9,622,085.49     Ln 31
            Current Year Income (Loss)                                   (34,969.30)                           (34,969.30)    Ln 31
                                                                                                            -------------     -----
        31. POSTPETITION  CUMULATIVE PROFIT  OR                                                              9,587,116.19     LN 31
             (LOSS)
 1750       Deferred Compensation                      5,686.50            5,519.25           (7,191.75)        (1,672.50)    Ln 32
 1751       Deferred Compensation-options              6,304.12            6,118.70           (7,972.90)        (1,854.20)    Ln 32
                                                                                                            -------------     -----
        32. DIRECT  CHARGES  TO  EQUITY (ATTACH                                                                 (3,526.70)    LN 32
               EXPLANATION)
 2700       Common Stock                              (1,011.00)          (1,011.00)           1,011.00              0.00
 2710       Preferred Stock - Series A                (2,614.00)          (2,614.00)           2,614.00              0.00
 2750       Additional Paid in Capital            (7,889,125.60)      (7,889,125.60)       7,889,125.60              0.00
 2800       Retained earnings                     14,861,513.36       14,861,513.36      (14,861,513.36)             0.00
                                                                                                            -------------     -----
        33. TOTAL  EQUITY                                                                                    6,945,431.41     LN 33
                                                                                                            -------------     -----
        34. TOTAL  LIABILITIES  & OWNERS'  EQUITY                                                           (1,006,495.27)    LN 34
                                                                                                            =============    =====
                                                                                 --                  --             (0.00)
                                                  -------------       -------------      --------------     -------------

                                                        MONTHLY OPERATING REPORT

CASE  NAME:  PARK PHARMACY CORPORATION                          ACCRUAL BASIS-2

CASE  NUMBER:  02-80896-SAF-11                              02/13/95, RWD, 2/96

INCOME STATEMENT

                                                 MONTH           MONTH           MONTH           QUARTER
REVENUES                                          JUL-03         AUG-03          SEP-03           TOTAL
--------                                        ---------       ---------       ---------       ---------
1.  GROSS  REVENUES
2.  LESS:  RETURNS & DISCOUNTS
3.  NET  REVENUE                                $       0       $       0       $       0       $       0

COST  OF  GOODS  SOLD
4.  MATERIAL
5.  DIRECT  LABOR
6.  DIRECT  OVERHEAD
7.  TOTAL  COST  OF  GOODS  SOLD                $       0       $       0       $       0       $       0
8.  GROSS  PROFIT                               $       0       $       0       $       0       $       0

OPERATING  EXPENSES
9.  OFFICER / INSIDER  COMPENSATION             $  27,647       $  27,234       $  26,702       $  81,583
10. SELLING &  MARKETING
11. GENERAL & ADMINISTRATIVE                    $  70,935       $  74,863       $  69,544       $ 215,342
12. RENT &  LEASE                               $   5,055       $   5,055       $   5,055       $  15,165
13. OTHER (ATTACH LIST)
14. TOTAL  OPERATING  EXPENSES                  $ 103,637       $ 107,152       $ 101,301       $ 312,090
15. INCOME  BEFORE  NON-OPERATING
     INCOME & EXPENSE                           $(103,637)      $(107,152)      $(101,301)      $(312,090)

OTHER  INCOME  & EXPENSES
16. NON-OPERATING INCOME (ATT.  LIST)
17. NON-OPERATING EXPENSE (ATT.  LIST)
18. INTEREST  EXPENSE                           $  30,430       $  30,335       $  30,239       $  91,004
19. DEPRECIATION / DEPLETION                    $   3,610       $   3,610       $   3,587       $  10,807
20. AMORTIZATION
21. OTHER (ATTACH LIST)                         $(192,044)      $(175,377)      $(181,425)      $(548,846)
22. NET  OTHER INCOME & EXPENSES                $(158,004)      $(141,432)      $(147,599)      $(447,035)

REORGANIZATION  EXPENSES
23. PROFESSIONAL  FEES                          $  10,000       $  10,000       $  69,475       $  89,475
24. U.S.  TRUSTEE  FEES                         $   3,500       $   3,500       $   3,500       $  10,500
25. OTHER (ATTACH LIST)                                                                         $       0
26. TOTAL  REORGANIZATION  EXPENSES             $  13,500       $  13,500       $  72,975       $  99,975
27. INCOME  TAX
28. NET  PROFIT  (LOSS)                         $  40,867       $  20,780       $ (26,677)      $  34,970



                           PARK PHARMACY CORPORATION                                  FOR YEAR-PERIOD [2004 - 03]

                                                  TRIAL BALANCE AS OF  TRIAL BALANCE AS OF                                    REPORT
ACCOUNT DESCRIPTION                                    08/31/03              09/30/03       ADJUSTMENTS   ADJUSTED TRIAL       LINE
                                                  -------------------  -------------------  -----------   --------------      -----
MOR-2 INCOME STATEMENT (DETAIL LISTING)
                                                                  Y-T-D
                                                  -------------------------------------
                                                    PRIOR MONTH           CURRENT MONTH                         M-T-D
                                                  --------------          -------------                      -----------
REVENUES
COST OF GOODS SOLD
OPERATING EXPENSES
         9. OFFICER/INSIDER COMPENSATION                                                    26,701.55          26,701.55      LN 09

5300        Auto Expense                               1,689.52             2,277.34                              587.82      Ln 11
5310        Automobile Mileage                            37.62                73.87                               36.25      Ln 11
5400        Bank Service Charges                       4,793.28             7,107.03                            2,313.75      Ln 11
5470        Computer - Data Processing                   323.24               323.24                                0.00      Ln 11
5480        Computer Supplies                            319.25               319.25                                0.00      Ln 11
5485        Computer - Software Maintenanc             2,456.28             4,658.78                            2,202.50      Ln 11
5575        Directors Fees                             2,500.00             3,750.00                            1,250.00      Ln 11
5600        Dues & Subscriptions                         519.00               906.71                              387.71      Ln 11
5725        Equipment, Storage Rental                  3,324.17             4,495.36                            1,171.19      Ln 11
5900-00-90  Insurance - Employee                           0.00             9,113.42                            9,113.42      Ln 11
5900        Insurance - Employee                       5,923.19                 0.00                           (5,923.19)     Ln 11
5915        Insurance - Direc & Officers              10,098.00            16,924.00                            6,826.00      Ln 11
5925        Insurance - Workers Comp                   1,451.16             1,753.53                              302.37      Ln 11
5930        Insurance - Auto                             292.00               438.00                              146.00      Ln 11
5935        Insurance - General                        1,140.00             1,710.00                              570.00      Ln 11
5950        Insurance - Property                         394.00               591.00                              197.00      Ln 11
6090        Meals & Entertainment                         80.00               330.28                              250.28      Ln 11
6092        Meals - Employees                            811.97               829.47                               17.50      Ln 11
6150        Office Expense                               139.32               194.32                               55.00      Ln 11
6170        Payroll Service Expense                    3,284.79             4,847.28                            1,562.49      Ln 11
6190        Penalties                                      0.00                15.46                               15.46      Ln 11
6200        Postage                                      666.68               963.72                              297.04      Ln 11
6260        Public Expenses                            3,003.38             3,424.01                              420.63      Ln 11
6320        Repairs & Maintenance                        689.45             1,715.84                            1,026.39      Ln 11
6350        Salaries - Management                     45,801.61            67,963.68       (22,162.07)              0.00      Ln 11
6370        Salaries - Clerical                       85,751.35           127,086.89        (4,539.48)         36,796.06      Ln 11
6380        Salaries - Overtime                        1,438.63             1,846.25                              407.62      Ln 11
6381        Salaries-Def Comp Amort                      334.50               501.75                              167.25      Ln 11
6382        Salaries-Def Comp Amort-option               370.84               556.26                              185.42      Ln 11
6390        Security                                     207.53               207.53                                0.00      Ln 11
6395        Supplies                                   2,773.42             3,721.14                              947.72      Ln 11
6420        Taxes - Other                                 12.00                18.00                                6.00      Ln 11
6440        Taxes - Payroll                            7,936.05            11,741.96                            3,805.91      Ln 11
6450        Taxes-Property                               300.00               450.00                              150.00      Ln 11
6550        Telephone                                  8,741.35            11,610.57                            2,869.22      Ln 11
6600        Travel                                     2,986.63             4,206.68                            1,220.05      Ln 11
6700        Utilities                                     88.02               250.78                              162.76      Ln 11
                                                                                                             -----------     ------
        11. GENERAL & ADMINISTRATIVE                                                                           69,543.62      LN 11

6300        Rent                                      10,110.50            15,165.75                            5,055.25      Ln 12
                                                                                                             -----------     ------
        12. RENT & LEASE                                                                                        5,055.25      LN 12

                                                                                                             -----------     ------
        14. TOTAL OPERATING EXPENSES                                                                          101,300.42      LN 14
        15. INCOME BEFORE NON-OPERATING INCOME & EXPENSE
                                                                                                             -----------     ------
            INCOME & EXPENSE                                                                                 (101,300.42)     LN 15
OTHER INCOME & EXPENSES
8300        Interest Expense                             764.33             1,003.82                              239.49      Ln 18
8310        Interest Expense - BOT                    60,000.00            90,000.00                           30,000.00      Ln 18
        18. INTEREST EXPENSE                                                                                   30,239.49      LN 18
8200        Depreciation Expense                       7,220.90            10,807.89                            3,586.99      LN 19
3400        Management Fee Income                   (344,157.86)         (514,724.57)                        (170,566.71)     Ln 21
8020        Gain/Loss on Sale of Asset               (21,100.00)          (31,650.00)                         (10,550.00)     Ln 21
8040        Miscellaneous Income                      (2,162.70)                0.00                            2,162.70      Ln 21
8040-01-90  Miscellaneous Income                           0.00            (2,470.87)                          (2,470.87)     Ln 21
        21. OTHER (ATTACH LIST)                                                                              (181,424.88)     LN 21
                                                                                                             -----------     ------
        22. NET OTHER INCOME & EXPENSES                                                                      (147,598.40)     LN 22

REORGANIZATION  EXPENSES
5100        Accounting Fees                           20,000.00             30,000.00       59,475.28          69,475.28      Ln 23
        23. PROFESSIONAL  FEES                                                                                 69,475.28      LN 23
6250        Professional Fees - Legal                  7,000.00             69,975.28      (59,475.28)          3,500.00      Ln 24
        24. U.S. TRUSTEE FEES                                                                                   3,500.00      LN 24
        25. OTHER (ATTACH LIST)
                                                                                                             -----------     ------
        26. TOTAL REORGANIZATION EXPENSES                                                                      72,975.28      LN 26
        27. INCOME TAX
                                                    -----------            -----------     ----------        -----------      -----
        28. NET PROFIT (LOSS)                        (61,646.60)            (34,969.30)            --          26,677.30      LN 28
                                                    ===========            ===========     ==========        ===========      =====

                                                        MONTHLY OPERATING REPORT

CASE  NAME:  PARK PHARMACY CORPORATION                          ACCRUAL BASIS-3

CASE  NUMBER:  02-80896-SAF-11                    02/13/95, RWD, 2/96


        CASH RECEIPTS AND                              MONTH               MONTH               MONTH
        DISBURSEMENTS                               ------------        ------------        ------------          QUARTER
                                                      JUL-03              AUG-03              SEP-03              TOTAL
                                                    ------------        ------------        ------------        ------------
1.   CASH-BEGINNING OF MONTH                        $    424,559        $    522,784        $    559,718
RECEIPTS FROM OPERATIONS
2.   CASH SALES                                     $  3,518,282        $  3,483,879        $  3,226,258
COLLECTION OF ACCOUNTS RECEIVABLE
3.   PREPETITION
4.   POSTPETITION
5.   TOTAL OPERATING RECEIPTS                       $  3,518,282        $  3,483,879        $  3,226,258        $          0
NON - OPERATING RECEIPTS
6.   LOANS & ADVANCES (ATTACH LIST)
7.   SALE OF ASSETS
8.   OTHER (ATTACH LIST)
9.   TOTAL NON-OPERATING RECEIPTS                   $          0        $          0        $          0        $          0
10.  TOTAL RECEIPTS                                 $  3,518,282        $  3,483,879        $  3,226,258        $          0
11.  TOTAL CASH AVAILABLE                           $  3,942,841        $  4,006,663        $  3,785,976        $          0
OPERATING DISBURSEMENTS
12.  NET PAYROLL                                    $     62,591        $     45,984        $     43,306
13.  PAYROLL TAXES PAID                             $     25,305        $     17,042        $     16,930
14.  SALES, USE & OTHER TAXES PAID                                      $          0        $         64
15.  SECURED/RENTAL/LEASES                          $     26,456        $     49,591        $     26,456
16.  UTILITIES                                      $         12        $        159        $         58
17.  INSURANCE                                      $     66,544        $    106,957        $     92,695
18.  INVENTORY PURCHASES                            $          0        $          0        $          0
19.  VEHICLE EXPENSES                               $      1,141        $        548        $      2,351
20.  TRAVEL                                         $        640        $      2,347        $      4,207
21.  ENTERTAINMENT                                  $        448        $        444        $      1,160
22.  REPAIRS &MAINTENANCE                           $        390        $        299        $      1,716
23.  SUPPLIES                                       $        551        $      2,223        $      3,721
24.  ADVERTISING
25.  OTHER (ATTACH LIST)                            $  3,225,479        $  3,221,350        $  2,966,905
26.  TOTAL OPERATING DISBURSEMENTS                  $  3,409,557        $  3,446,945        $  3,159,567        $          0
REORGANIZATION EXPENSES
27.  PROFESSIONAL FEES
28.  U.S. TRUSTEE FEES                              $     10,500        $          0
29.  OTHER (ATTACH LIST)                                                                    $          0
30.  TOTAL REORGANIZATION EXPENSES                  $     10,500        $          0        $          0        $          0
31.  TOTAL DISBURSEMENTS                            $  3,420,057        $  3,446,945        $  3,159,567        $          0
32.  NET CASH FLOW                                  $     98,225        $     36,934        $     66,691        $          0
33.  CASH-END OF MONTH                              $    522,784        $    559,718        $    626,409        $          0

   MONTHLY OPERATING REPORT

ACCRUAL BASIS-3               CASE NAME:   PARK PHARMACY CORPORATION
MOR-3-2
02/13/95, RWD, 2/96           CASE NUMBER: 02-80896-SAF-11


SEPTEMBER-03
OTHER - LINE 25
     PARK PHARMACY
Federal Express Corp                                      382
Merrill Lynch                                              71
Blakeman & Associates                                     222
Securities & Transfer Co                                   58
Shred It                                                   55
Datamax Office Systems                                    281
Southwestern Bell                                       6,312
Dallas Morning News                                       466
Service Charge                                          2,262
ADP Fees                                                1,562
Bank Fees                                                   0
Account Analysis Charge                                    51
Bowne of Dallas                                           575
Bank of Texas                                          50,000
Danny Henry                                               750
Craig Mackey                                              280
Mercury Communication                                     593
Elsie Ulate                                                18
Assetnet                                                  253
ATP Systems                                             1,201

OTHER SUBS

Inventory Purchases-Amerisource                     1,924,725
Prepaid Inventory-Cardinal                             67,823
Payroll Taxes                                         116,443
Payroll Checks                                        351,763
AP-Other                                              440,758

                                                    2,966,905
                                                    =========

                                                      MONTHLY OPERATING REPORT

CASE NAME:  PARK PHARMACY CORPORATION                    ACCRUAL BASIS-4

CASE NUMBER:  02-80896-SAF-11                           02/13/95, RWD, 2/96



                                                      SCHEDULE
ACCOUNTS RECEIVABLE AGING                              AMOUNT          MONTH           MONTH            MONTH
                                                      ---------        -----           -----            -----
1.  0-30
2.  31-60
3.  61-90
4.  91+
5.  TOTAL ACCOUNTS RECEIVABLE                         $      0         $   0           $   0            $    0
6.  AMOUNT CONSIDERED UNCOLLECTIBLE
7.  ACCOUNTS RECEIVABLE (NET)                         $      0         $   0           $   0            $    0




AGING OF POSTPETITION TAXES AND PAYABLES        MONTH:          SEP-03
                                                      -------         ---------

                                         0-30      31-60      61-90      91+
TAXES PAYABLE                            DAYS      DAYS       DAYS       DAYS       TOTAL
                                       --------   --------   --------   --------   --------
1. FEDERAL
2. STATE
3. LOCAL
4. OTHER (ATTACH LIST)
5. TOTAL TAXES PAYABLE                 $      0   $      0   $      0   $      0   $      0
6. ACCOUNTS PAYABLE                    $ 67,759                                    $ 67,759



STATUS  OF  POSTPETITION  TAXES                    MONTH:        SEP-03
                                                         -------       --------


                                   BEGINNING       AMOUNT                        ENDING
                                     TAX        WITHHELD AND/    AMOUNT           TAX
FEDERAL                            LIABILITY*    0R ACCRUED       PAID          LIABILITY
                                 ------------   -------------  ------------    ------------
1.  WITHHOLDING**                               $       9,805  $     (9,805)   $          0
2.  FICA-EMPLOYEE**                             $       3,563  $     (3,563)   $          0
3.  FICA-EMPLOYER**                             $       3,563  $     (3,563)   $          0
4.  UNEMPLOYMENT
5.  INCOME
6.  OTHER (ATTACH LIST)
7.  TOTAL  FEDERAL  TAXES        $          0   $      16,930  $    (16,930)   $          0
STATE  AND  LOCAL
8.  WITHHOLDING
9.  SALES
10. EXCISE
11. UNEMPLOYMENT
12. REAL  PROPERTY
13. PERSONAL  PROPERTY
14. OTHER (ATTACH LIST)
15. TOTAL  STATE &  LOCAL        $          0   $           0  $           0    $          0
16. TOTAL  TAXES                 $          0   $      16,930  $     (16,930)   $          0


* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                      MONTHLY OPERATING REPORT

CASE  NAME: PARK PHARMACY CORPORATION                     ACCRUAL BASIS-5

CASE  NUMBER: 02-80896-SAF-11                           02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                               MONTH: SEPTEMBER-03

BANK  RECONCILIATIONS                           ACCOUNT #1     ACCOUNT #2        ACCOUNT #3
                                               ------------   ------------   ------------------
A.  BANK:                                        Bank One       Bank One          Bank One
B.  ACCOUNT  NUMBER:                            1597588498     1597588662        1597588241
C.  PURPOSE  (TYPE):                             Payroll       Section 125    Health & Welfare          TOTAL

1.  BALANCE  PER  BANK  STATEMENT              $    443,078   $      8,309   $          160,589
2.  ADD:  TOTAL  DEPOSITS  NOT  CREDITED       $          0   $          0   $                0
3.  SUBTRACT:  OUTSTANDING  CHECKS             $     11,863   $        618
4.  OTHER  RECONCILING  ITEMS                  $      3,447
5.  MONTH  END  BALANCE  PER  BOOKS            $    434,662   $      7,691   $          160,589      $       0
6.  NUMBER  OF  LAST  CHECK  WRITTEN


INVESTMENT ACCOUNTS

                                         DATE OF         TYPE OF         PURCHASE        CURRENT
BANK, ACCOUNT NAME & NUMBER             PURCHASE       INSTRUMENT         PRICE           VALUE
                                        --------       ----------        --------        -------
7.
8.
9.
10.
11. TOTAL INVESTMENTS                                                    $      0        $     0

CASH

12. CURRENCY ON HAND
13. TOTAL CASH - END OF MONTH                                                            $     0

                                                        MONTHLY OPERATING REPORT

CASE NAME: PARK PHARMACY CORPORATION                            ACCRUAL BASIS-5

CASE NUMBER: 02-80896-SAF-11                                02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                              MONTH: September 2003

BANK  RECONCILIATIONS

                                             Account #4      Account #5          Account #6
A. BANK:                                   Bank of Texas   Bank of Texas       Bank of Texas
B. ACCOUNT NUMBER:                          2880518605      3090601755           2891021801
C. PURPOSE (TYPE):                           Operating     Disbursement       Park Operating Inc                 TOTAL

1. BALANCE PER BANK STATEMENT              $     190,169                      $                0       $          802,145
2. ADD: TOTAL DEPOSITS NOT CREDITED                                                                    $                0
3. SUBTRACT: OUTSTANDING CHECKS                            $     166,511                               $          178,991
4. OTHER RECONCILING ITEMS                 $           0   $        (191)                              $            3,255
5. MONTH END BALANCE PER BOOKS             $     190,169   $    (166,702)     $                0                $ 626,409
6. NUMBER OF LAST CHECK WRITTEN


INVESTMENT ACCOUNTS

                                         DATE OF         TYPE OF         PURCHASE        CURRENT
BANK, ACCOUNT NAME & NUMBER             PURCHASE       INSTRUMENT         PRICE           VALUE
                                        --------       ----------        --------        -------
7.
8.
9.
10.
11. TOTAL INVESTMENTS                                                    $      0        $     0

CASH

12. CURRENCY ON HAND
13. TOTAL CASH - END OF MONTH                                                            $626,409

                                                        MONTHLY OPERATING REPORT


CASE  NAME:  PARK PHARMACY CORPORATION                      ACCRUAL BASIS-6

CASE  NUMBER:  02-80896-SAF-11                              02/13/95, RWD, 2/96

                                                     MONTH:    SEP-03
                                                          ----       ----------
PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                    INSIDERS

                            TYPE OF                AMOUNT        TOTAL PAID
             NAME           PAYMENT                 PAID          TO DATE
             ----           -------                -------       ----------
1.  Craig Mackey       Salary+car allow            $10,578       $  108,635
2.  Philip Waltrip     Salary+car allow            $ 4,804       $   52,102
3.  Nancy Graham       Sal+car allow+bonus         $ 3,903       $   42,734
4.  See "Continuation" tab for non-Park Pharmacy   $12,038       $  129,654
5.  Insiders payments. Amount from MOR-6(1)
6.  TOTAL  PAYMENTS
    TO  INSIDERS                                   $ 31,323       $ 333,124




                                  PROFESSIONALS

                            DATE OF COURT                                                        TOTAL
                          ORDER AUTHORIZING       AMOUNT          AMOUNT       TOTAL PAID       INCURRED
                  NAME         PAYMENT           APPROVED          PAID         TO DATE         & UNPAID *
                  ----    -----------------      --------         ------       ----------       ----------
1.
2.
3.
4.
5.
6.  TOTAL  PAYMENTS
    TO  PROFESSIONALS                            $      0         $    0       $        0       $         0


* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

                                                  SCHEDULED       AMOUNTS
                                                  MONTHLY          PAID          TOTAL
                                                  PAYMENTS         DURING        UNPAID
            NAME OF CREDITOR                        DUE            MONTH       POSTPETITION
                                                  ---------       --------     ------------
1.  Castlebrook Realty                                 **$0       $ (4,265)    $     (4,265)***
2.  Public Industrial Property Co. Inc.                **$0       $   (820)    $       (820)***
3.  North Dallas Bank & Trust                          **$0       $ (1,129)    $     (1,129)
4.  See MOR-6Jul(1) for Park Pharmacy guarantor   $  14,106       $(17,704)    $     (3,598)***
5.  leases and other lease in name of Park                                     $          0
6.  TOTAL                                         $  14,106                    $     (9,812)


**Prepaid in August for September Rent

***Prepaid Rent for October 2003

                                                       MONTHLY OPERATING REPORT
CASE NAME:  PARK PHARMACY CORPORATION                  ACCRUAL BASIS-6

CASE NUMBER:  02-80896-SAF-11

                                               MONTH: SEP-03

INSIDER CONTINUATION

                                    INSIDERS

                             TYPE OF             AMOUNT         TOTAL PAID
      NAME                   PAYMENT              PAID           TO DATE
      ----                   -------             -------        ----------
1. Tommy Park***           Sal+car allow+bonus   $ 4,078        $   43,471
2. Kathleen Park***        Salary+bonus          $ 2,074        $   17,944
3. Joe Park***             Salary                $ 5,887        $   64,489
4. Jill Park***            Director fee                         $    3,750
5.
6. TOTAL  PAYMENTS
   TO  INSIDERS                                  $12,038        $  129,654

*** Non-Park Pharmacy Corp. employees


POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS


                                                      SCHEDULED      AMOUNTS
                                                       MONTHLY         PAID          TOTAL
                                                      PAYMENTS        DURING         UNPAID
           NAME OF CREDITOR                              DUE          MONTH        POSTPETITION
           ----------------                           --------       --------      ------------
1. *U.S. Alliance Inc c/oClassic Property Mgmt        $ 14,106       $      0      $     14,106
2. **Option Care Enterprises, Inc                     $  ****0       $ (5,036)     $     (5,036)***
3. **Medical Park Plaza, Ltd                          $  ****0       $ (5,218)     $     (5,218)***
4. *Lincoln Inwood Plaza                              $  ****0       $ (7,450)     $     (7,450)***
5.                                                                                 $          0
6. TOTAL                                              $ 14,106       $(17,704)     $     (3,598)

* Lease in name of Park Pharmacy Corp.(THC)

** Park Pharmacy Corp as guarantor.

*** Prepaid Rent for October 2003

**** Prepaid in August for September Rent

                                                       MONTHLY OPERATING REPORT

CASE  NAME:  PARK PHARMACY CORPORATION                 ACCRUAL  BASIS-7

CASE  NUMBER:  02-80896-SAF-11                         02/13/95, RWD, 2/96

                                                   MONTH: SEP-03
QUESTIONNAIRE

                                                                                        YES           NO
                                                                                        ---           --
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                                  X
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?

2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                                    X
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?

3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                                             X
     LOANS) DUE FROM RELATED PARTIES?

4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                            X
     THIS REPORTING PERIOD?

5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                                  X
     DEBTOR FROM ANY PARTY?

6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                      X

7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                                X
     PAST DUE?

8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                  X

9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                        X

10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                    X
     DELINQUENT?

11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                                   X
     REPORTING PERIOD?

12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                                   X


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

------------------------------------------------------------------------

------------------------------------------------------------------------

INSURANCE

                                                                                        YES           NO
                                                                                        ---           --
1.   ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                             X
     NECESSARY INSURANCE COVERAGES IN EFFECT?

2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                              X

3.   PLEASE ITEMIZE POLICIES BELOW.


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

         Workers Compensation is being handled through occupational accident insurance from Members Service Life Insurance Co.



                              INSTALLMENT PAYMENTS

          TYPE OF                                                                                  PAYMENT AMOUNT
           POLICY                     CARRIER                              PERIOD COVERED           & FREQUENCY
          -------                     -------                              --------------          --------------
Directors & Officers             Fireman's Fund Ins Co.                  5/27/03 to 5/27/04        $82,840.00 total
Gen Liab, Prof. Liab, Umbrella   Evanston, Admiral, Amer Intl Spec       3/27/03 to 4/01/04        $30,191.78 Monthly (7)
Property                         Royal Surplus Lines                     3/27/03 to 4/01/04        $30,191.78 Monthly (7)(incl)
Automobile                       Hardford                                3/27/03 to 4/1/04         $10,908.00(4 installments)
Occupational Accident Ins.       Members Service Life Ins. Co.           6/12/03 to 6/12/05        $ 3,375.00 monthly(est.)